EXHIBIT 10.3


December 31, 2001


Rampart Services Corporation, L.L.C., et al.
                                      ------
700 Louisiana, Suite 2510
Houston, Texas  77002

Re: TWELFTH AMENDMENT TO LOAN AGREEMENT (Twelfth Amendment) dated as of December 31, 2001, by and between Southwest Bank of Texas N.A. and Rampart Services Corporation, L.L.C., et. al.
                                               -------

Gentlemen:

     This Twelfth Amendment is made and entered into as of the date above between SOUTHWEST BANK OF TEXAS N.A. ("Bank") and Borrower (hereinafter defined)
                                       ----
to evidence the parties' agreement to modify and amend the existing Loan Agreement, as last amended by the

     Eleventh Amendment to Loan Agreement dated effective as of June 30, 2001 (all capitalized terms which are defined in the Loan Agreement, as amended, shall have the same meaning herein, unless expressly modified hereby).

     Borrower has requested that the Loan Agreement be modified and the Bank has agreed to such modifications upon the terms set forth herein. For sufficient consideration, the parties hereby agree that the Loan Agreement is modified to the extent required to accomplish the intent of the specific modifications of this Twelfth Amendment.

     The term "borrower" is hereby defined to include the following entities, jointly and severally, RAMPART SERVICES CORPORATION, L.L.C., a Texas limited liability company ("RSC"); RAMPART CAPITAL CORPORATION, a Texas corporation;
                    ---
RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company; RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company; RAMPART PROPERTIES, L.L.C., a Nevada limited liability company; IGBAF, L.L.C., a Texas limited liability company; IGBF, L.L.C., a Texas limited liability company; NEWPORT FUND, , L.L.C., an Oklahoma limited liability company; LEISSNER'S, INC., a Texas corporation; RAMPART NEWPORT CORPORATION, L.L.C., a Texas limited liability company; SOURCEONE CAPITAL GROUP, L.L.C., a Nevada limited liability company; and RAMPART ALLIANCE CORPORATION, a Texas corporation; provided, however, as to filings with the Bank and compliance issues under the Loan Agreement, RSC shall be the entity primarily responsible for confirming to the Bank all compliance matters under the Loan Agreement unless otherwise agreed to in writing by the Bank.

     This Twelfth Amendment modifies the Loan Agreement to accomplish the following:


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     1.   To extend the term of the Note to allow Borrower to supply additional information to the Bank; and

     2. The term "Note" shall be that certain promissory note of even date herewith from Borrower to the Bank in the face amount of $3,000,000.00 due and payable on or before March 31, 2002.

     To the extent that the terms and provisions of the Loan Agreement require modification to accomplish the specific terms set forth above, the parties agree that they shall cooperate to permit advances upon the terms set forth above.

     The representations and warranties of Borrower contained in the Loan Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Loan Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Twelfth Amendment.

     Borrower has performed and complied with all Loan Agreements and conditions contained in the Loan Agreement and the Security Instruments required to be performed or complied with by Borrower prior to or at the time of delivery of this Twelfth Amendment.

     There exists, and after giving effect to this Twelfth Amendment will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party, including without limitation, the Loan Agreement, the Note and the Security Instruments, to the knowledge of the parties hereto.

     Nothing in this Twelfth Amendment is intended to amend any of the representations or warranties contained in the Loan Agreement.

     Borrower represents that this is a commercial, business and/or investment transaction and that the proceeds of the Note have not and will not be used for personal, family, household or residential purposes; that all disclosures, if any, required by law have been received by Borrower prior to the execution hereof; and requests that Bank rely upon this representation, and the Bank has relied upon the representations and warranties contained in this Twelfth Amendment in agreeing to the amendments and supplements to the Loan Agreement set forth herein.

     Except as otherwise expressly provided herein, the Loan Agreement, the Security Instruments, the Note and the other instruments and agreements referred to therein are not amended, modified or affected by this Twelfth Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confirmed and shall remain in full force and effect.

     On and after the date on which this Twelfth Amendment becomes effective, the terms, "this Loan Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended by this Twelfth Amendment.

     This Twelfth Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     It is understood between the parties hereto that Borrower shall provide Bank, at Borrower's expense, all other reports, further agreements and instruments, title policies, surveys, and other documentation as reasonably requested during the term of the Note, so as to preserve, protect and perfect, or maintain the perfection, of all liens


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Rampart Services Corporation, L.L.C., et el.
                                      ------
December 31, 2001
Page 3

created by the instruments securing payment of the Note or other required documentation so that Bank shall have all documentation necessary to comply with Bank's internal lending policies and that documentation required by any applicable regulatory agency/authority.

     All notices to Borrower shall be sent to the address set forth above.

     All the parties executing this Twelfth Amendment on behalf of Borrower represent that the representations and statements in the respective Officer's Certificates furnished to the Bank for the Eleventh Amendment are in full force and effect through the date hereof and are by this reference restated and confirmed in full as though set forth in full herein by the undersigned officers.


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Rampart Services Corporation, L.L.C., et el.
                                      ------
December 31, 2001
Page 4

     NOTICE TO OBLIGORS: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS
     ------------------
LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS LOAN. THE TERM "PARTIES" INCLUDES THE UNDERSIGNED PERSONS AND ENTITIES. THE TERM "LOAN" INCLUDES THIS AGREEMENT AND THE DOCUMENTS REFERENCED HEREIN.


     IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be executed on the date first set forth above but in all respects effective as of December 31, 2001.


     BORROWER:              RAMPART SERVICES CORPORATION, L.L.C.,
     ---------
                                 a Texas limited liability company


                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President




                                    RAMPART CAPITAL CORPORATION,
                                    a Texas corporation



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President

Rampart Services Corporation, L.L.C., et el.
                                      ------
December 31, 2001
Page 5

                                RAMPART VENTURES CORPORATION, L.L.C.,
                                a Texas limited liability company



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President



                                RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President




                                RAMPART PROPERTIES,  L.L.C.,
                                a Nevada limited liability company



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President

Rampart Services Corporation, L.L.C., et el.
                                      ------
December 31, 2001
Page 6

                                IGBAF, L.L.C.,
                                a Texas limited liability company



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President




                                IGBF, L.L.C.,
                                a Texas limited liability company



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President



                                NEWPORT FUND, L.L.C.
                                an Oklahoma limited liability company




                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President

Rampart Services Corporation, L.L.C., et el.
                                      ------
December 31, 2001
Page 7

Rampart Services Corporation, L.L.C., et el.
                                      ------
December 31, 2001
Page 8

                                LEISSNER'S INC.,
                                a Texas corporation



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President




                                RAMPART NEWPORT CORPORATION, L.L.C.,
                                a Texas limited liability company



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President



                                SOURCEONE CAPITAL GROUP, L.L.C.,
                                a Nevada limited liability company

                                By:  Rampart Properties, L.L.C.,
                                         its Manager



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President




                                RAMPART ALLIANCE CORPORATION,
                                a Texas corporation



                                    By:
                                        ---------------------------------------
                                    J. H. Carpenter, President

Rampart Services Corporation, L.L.C., et el.
                                      ------
December 31, 2001
Page 9




     BANK:                      SOUTHWEST BANK OF TEXAS N.A.
     -----



                                    By:
                                       ----------------------------------------
                                               Michael R. Adams
                                                Vice President


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